Exhibit 99.1

Community Bank Investor Conference August 2022 Los Angeles New York/ New Jersey Virginia Chicago Dallas Houston San Francisco San Diego

Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, the effects of COVID - 19 on our business, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic uncertainty, inflation, the continuing impact of the COVID - 19 pandemic on our business and results of operations, fluctuations in interest rate and credit risk, competitive pressures, the ability to succeed in new markets, balance sheet management, the ability to identify and remediate any material weakness in internal controls over financial reporting, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated July 26 , 2022 , including the section titled “Forward Looking Statements and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission (“SEC”) . Investors are urged to review our earnings release dated July 26 , 2022 , including the section titled “Forward Looking Statements and the Company’s SEC filings . The Company disclaims any obligation to update or revise the forward - looking statements herein . 2 Forward - Looking Statements

Hanmi Franchise at a Glance Loans $5.6B Deposits $5.9B TCE/TA (2) Ratio 8.74% Second Largest Korean - American Bank in the U.S. • Founded in 1982 in Los Angeles, as the first Korean - American bank • 35 full - service branches and 8 loan production offices across 9 states • Focused on MSAs with high Asian - American and multi - ethnic populations • Strong track record of growth • Well capitalized, significantly above regulatory requirements (1) Loan growth CAGR between 2013, when new executive management was appointed, and 2Q22 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Loan Growth (1) 11.6% TBVPS (2) $19.91 As of 2Q22 Total Assets $6.9B Experienced Bankers with Deep Community Ties 3 2 1 1 1 1 7 1 1 Branch Loan Production Office (LPO) 1 2 2 2 2 3

Management Team

Name	Position	Banking Experience (Years)	Hanmi Experience (Years)	Previous Experience
Bonnie Lee	President & CEO	36	9	BBCN Bancorp, Shinhan Bank America, Nara Bank
Romolo Santarosa	SEVP, Chief Financial Officer	31	7	Opus Bank, First California Financial Group
Anthony Kim	EVP, Chief Banking Officer	28	9	BBCN Bancorp
Matthew Fuhr	EVP, Chief Credit Administration Officer	26	7	Pacific Western Bank, FDIC
Mike Park	EVP, Chief Credit Risk Officer	34	8	East West Bank
Anna Chung	EVP, Chief SBA Lending Officer	39	8	East West Bank, Nara Bank, Wilshire Bank, First American Bank
Navneeth Naidu	EVP, Chief Technology Officer	20	4	Columbia Bank, American Marine Bank, First Capital Bank of Texas
Michael Du	SVP, Chief Risk Officer	23	3	Pacific Western Bank, Unify Financial Federal Credit Union

Hanmi Financial Corporation
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The Hanmi Story



Future Home
of
HANMI BANK
한미은행

"For 40 years, we have been dedicated to **helping our stakeholders bank on their dreams**. Our close customer **partnerships**, along with our **deep community ties**, have enabled Hanmi to **grow and flourish** and position us exceptionally well for the next 40 years."



1982	1988	2001	2004
First Korean American Bank in the U.S.	Began offering SBA loans; Acquired First Global Bank	Listed HAFC common stock	Acquired Pacific Union Bank ($1.2B in assets)
2007	**2013**	**2014**	**2016**
Completed $70 million secondary common stock offering	C.G. Kum appointed as the new CEO; Bonnie Lee appointed as the new COO	Acquired Central Bancorp, Inc. ($1.3B in assets acquired)	Acquired Commercial Equipment Leasing Division ($228M in assets)
2017	**2018**	**2019**	**2020**
Assets surpassed $5 billion; Opened a Manhattan, NY branch	Opened Chinatown branch in Houston, Texas	Bonnie Lee appointed as the new CEO	Embarked on mortgage & digital banking initiatives

Hanmi Financial Corporation

5

Why Hanmi? • Strong average loan growth reflecting an 11% CAGR since 2013 • Significant progress reducing CRE concentration from 85% of the total portfolio, as of December 31, 2013 to 67%, as of June 30, 2022, through portfolio diversification that includes leasing (equipment finance), RRE, and multi - family • Allowance for credit losses to loans of 1.29%, as of June 30, 2022 and nonperforming assets to total assets of 0.17%; nonaccrual loans decreased 3.7% quarter - over - quarter • Strong average deposit growth reflecting a 11% CAGR since 2013 • Average noninterest - bearing deposit at $2.7 billion, represents 46% of average deposits as of June 30, 2022, and reflects a 16% CAGR since 2013 • Business deposits represent 54% of total deposits as of June 30, 2022 Premier Core Deposit Diversified Loan Portfolio and Disciplined Credit Administration 6 Strong Culture and Commitment to ESG Prudent Capital Management • Cash dividend of $0.25 per share, reflecting a 14% increase from the prior quarter and demonstrating management’s confidence in the Company’s performance • Bank remains well - capitalized and Company exceeds minimum capital requirements as of June 30, 2022 • Tangible book value per share (TBVPS) grew by 3% in the last twelve months • 89% ethnically diverse workforce and 67% female workforce • 354 Hanmi Bank Dream Scholarships awarded to support at - risk youth program • $7.5 million long - term commitment to a Community Reinvestment Act fund

2Q22 Highlights Diluted EPS $0.82 ROAA 1.45% NIM 3.55% Efficiency Ratio 46.05% TBVPS * $19.91 Net Income $25.1M *Non - GAAP financial measure; refer to the non - GAAP reconciliation slide • Net income was $25.1 million, or $0.82 per diluted share, up 21.0% from $20.7 million, or $0.68 per diluted share, for the prior quarter and up 13.2% from $22.1 million, or $0.72 per diluted share, for the second quarter in 2021 » Net interest income was $59.0 million, up 15.9% from the prior quarter; net interest margin of 3.55% » Noninterest income increased by 9.3% from the prior quarter to $9.3 million due to higher service charges and higher SBA gain on sale income » Noninterest expense was $31.5 million, down 0.7% from the prior quarter » Efficiency ratio was 46.05%, compared with 53.29% for the prior quarter • Loans receivable increased by 6.0% from the prior quarter to $5.66 billion » Loan production was $642.2 million with an average rate of 4.35% • Deposits were $5.98 billion at June 30, 2022 with noninterest - bearing demand deposits up 3.9% from the first quarter » Cost of interest - bearing deposits increased 5 basis points from the prior quarter to 0.31% • Credit loss expense was $1.6 million; allowance for credit losses to loans was 1.29% at June 30, 2022 • Tangible common equity to tangible assets * was 8.74% at the end of the second quarter, the Common equity Tier 1 capital ratio was 11.07% and the Total capital ratio was 14.32% ROAE 14.92% 7

Loan Production

Strong momentum across our diverse business lines fueled our stellar loan production of $642.2 million in the second quarter, driving 6% loan growth quarter-over-quarter.



($ in millions)
Average interest rate on new production
3.74%
3.90%
3.91%
3.95%
4.35%
$465.6
$500.0
$625.1
$506.9
$642.2
2Q21: 9% 14% 15% 22% 40%
3Q21: 9% 8% 17% 23% 43%
4Q21: 8% 14% 13% 18% 47%
1Q22: 8% 12% 14% 20% 46%
2Q22: 11% 17% 15% 15% 42%
2Q21
3Q21
4Q21
1Q22
2Q22
Commercial Real Estate
C & I
Leases
RRE
SBA(1)

- Commercial real estate loan production for the second quarter was $271.0 million
  - Weighted average loan to value on new CRE origination for the second quarter was 61.6%, compared to 42.1% in the prior quarter
  - Weighted average debt coverage ratio on new CRE origination for the second quarter was 1.90x, compared with 2.14x in the prior quarter
- Commercial and industrial loan production for the second quarter was $96.2 million
- SBA loan production for the second quarter was $67.9 million
- Equipment finance production for the second quarter was $95.4 million
- Residential mortgage loan production for the second quarter was $111.8 million

(1) Includes $28.3M, $29.3M, $21.7M, $26.9M, and $47.3M of loans secured by CRE and the remainder representing C&I as of 2Q21, 3Q21, 4Q21, 1Q22, and 2Q22 respectively.

Hanmi Financial Corporation
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Average Loan Trend $4,039 $3,423 $2,902 $2,441 $2,157 $4,456 $4,508 $4,685 $4,795 $5,403 2013 2014 2015 2016 2019 2020 2021 2022 YTD 2017 2018 Average Loans Receivable Strong average loan growth reflecting an 11% CAGR since 2013. ($ in millions) 9

Successful Portfolio Diversification Strategy Loan Composition 6/30/2022 Loan Composition 12/31/2013 CRE – 85% C&I – 10% RRE – 5% $5.66 Billion $2.23 Billion CRE – 67% 10 RRE – 9% C&I – 14% Leasing – 10% Significant progress reducing CRE concentration from 85% of total portfolio to 67%. (1) RRE includes Consumer loans

Loan Portfolio RRE & Consumer Portfolio $ in millions Outstanding $433 1Q22 Average Yield 3.46% Commercial & Industrial Portfolio $ in millions Outstanding $633 1Q22 Average Yield 4.06% Commercial Real Estate Portfolio (1) $ in millions Outstanding $3,830 2Q22 Average Yield 4.26% $5.66 Billion Loan Portfolio (as of 06/30/22) CRE Investor Occupied - 46% CRE Owner - 13% CRE Multi Family - 6% CRE Construction - 2% RRE - 9% C&I - 14% Leasing - 10% Leasing Portfolio $ in millions Outstanding $500 1Q22 Average Yield 4.90% (1) Commercial Real Estate (CRE) is a combination of Investor Occupied, Construction, Multi Family, and Owner Occupied (2) RRE includes $8.6 million in Consumer loans (3) Original LTV and weighted average DCR, when the loan was first underwritten CRE Multifamily # of Loans 169 Average Balance ($ in millions) $2.1 Weighted Average Loan - to - Value Ratio (3) 54.1% Weighted Average Debt Coverage Ratio 1.60x CRE Investor (Non - owner) Occupied # of Loans 979 Average Balance ($ in millions) $2.7 Weighted Average Loan - to - Value Ratio (3) 51.7% Weighted Average Debt Coverage Ratio 1.68x CRE Owner Occupied # of Loans 815 Average Balance ($ in millions) $0.9 Weighted Average Loan - to - Value Ratio (3) 49.2% Weighted Average Debt Coverage Ratio 2.51x RRE (2) Portfolio $ in millions Outstanding 2Q22 Average Yield $522 3.60% Commercial & Industrial Portfolio $ in millions Outstanding 2Q22 Average Yield $767 4.56% Leasing Portfolio 11 $ in millions Outstanding 2Q22 Average Yield $537 4.93%

Loan Portfolio Diversification Loan portfolio is well diversified across collateral types and industry types; CRE represents 68% of the total portfolio and C&I represents 14%. CRE Portfolio $3.83B C&I Portfolio $767M Retail – 29% Hospitality – 18% Office – 13% Multifamily – 9% Gas Station – 6% Industrial – 6% Mixed Use – 5% Construction – 2% Other – 12% Manufacturing – 26% 12 Wholesale Trade – 19% Retail Trade – 9% Health Care – 6% Real Estate Rental & Leasing – 6% Other – 34%

CRE Portfolio Geographical Exposure CRE Composition by State $3,830M Multifamily by State $362M Construction by State $95M Owner Occupied by State $751M Investor Occupied by State $2,621M ($ in millions) California – $2,687 70% Texas – $366 10% New York – $187 5% Illinois – $78 2% Other – $512 13% California – $241 67% Texas - $52 14% New York – $50 14% Illinois – $2 1% Other – $17 4% California – $67 71% New York – $18 19% Other – $10 10% California - $474 63% New York – $6 2% Texas – $53 7% Illinois – $19 2% Other – $199 27% California - $1,905 73% 13 Texas – $262 10% Illinois – $57 2% New York – $113 4% Other – $284 11%

Hospitality Segment by Location Type Total Hospitality Segment: $672.5M (1) Segment represents exposure across the loan portfolio, inclusive of CRE and C&I (2) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas • Average balance within the segment was $3 million • Weighted average debt coverage ratio of the segment was 1.8x at origination • Weighted average loan to value of the segment was 50.2% at origination • $57.1 million of the hospitality portfolio was criticized as of June 30, 2022, of which $32 million stems from the metropolitan (2) location category • Single nonaccrual hospitality loan for $112 thousand in the Texas metropolitan (2) location Destination / Suburban – 31% 14 Airport – 8% Resort – 6% Casino – 1% Hospitality segment (1) declined by 28% since 1Q20 to $672.5 million at 2Q22, representing 12% of the loan portfolio. Convention Center – 4% (2) Metropolitan – 50%

Residential Real Estate Portfolio Jumbo Non - QM - 13% QM ( - 2) 3% (3) Non - QM - 84% Non - QM Jumbo Non - QM QM 15 The RRE (1) portfolio was $521.6 million for the second quarter, representing 9% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage origination with maximum LTV between 60% and 70%, maximum DTI of 43% and minimum FICO scores of 680. (1) RRE include $8.6 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules • 38% of the Residential Real Estate portfolio is fixed and 62% is variable. Of the variable mortgage portfolio, 80% is expected to reset after 12 months and 20% within the next 12 months • Total delinquencies are 0.31%; 0.21% are 30 - 59 days and 0.10% are 90+ days (4)

Leasing Portfolio A $537.4 million equipment finance portfolio, with an average size of $45 thousand, is diversified by industry, equipment type and geography. Transportation - 36% Construction - 12% Waste Management - 11% Manufacturing - 11% Health Care - 4% Professional Services - 4% Retail Trade – 4% Other - 18% 44% 8% 5% 4% 4% 4% 3% 3% 3% 2% 20% Trucks Machine Tools Earth Moving Trailers Printing Software Medical/Dental General Construction Passenger Vehicles Computers Other Portfolio by Industry Portfolio by Equipment Portfolio by State (As a % of total portfolio) (As a % of total portfolio) (As a % of total portfolio) 14% 16 9% 4% 8% 6% 4% 3% 3% 3% Remaining = 43% 3%

31% 31% 30% 33% 30% 29% 27% 34% 41% 46.00% 69% 69% 70% 67% 70% 71% 73% 66% 59% 54% $2,391 $2,872 $3,503 $3,608 $4,160 $4,461 $4,691 $5,560 $4,946 $5,838 2013 2014 2015 2020 2021 2022 YTD 2016 2017 Noninterest - bearing deposits 2018 2019 Interest - bearing deposits Average Deposit Trend ($ in millions) Strong deposit growth reflecting a 11% CAGR since 2013. Noninterest - bearing deposits have grown by 16% CAGR since 2013, and now represents 46% of total deposits. 17

Deposit Base Deposits increased to $5.98 billion, up 3% from the prior quarter and up 6% from the same quarter last year. • Noninterest - bearing demand deposits increased 4% from the prior quarter and 18% from the same quarter last year • Noninterest - bearing demand deposits increased to 47% of total deposits at June 30, 2022 from 42% a year ago 2Q21 3Q21 Note: Numbers may not add due to rounding Deposits ($ in millions) 42% 44% 45% 46% 47% 2% 2% 2% 2% 2% 36% 35% 36% 36% 35% 20% 19% 17% 16% 16% $5,630 $5,730 $5,786 $5,783 $5,979 4Q21 1Q22 2Q22 Demand Noninterest - bearing Money Market & Savings Demand Interest - bearing Time Deposits 0.37% 0.30% 0.28% 0.26% 0.31% Average Balance of Interest - bearing Deposits Interest - bearing Deposit Costs Deposits (as of 2Q22) Average Interest - bearing Deposits ($ in millions) Business $3,246 54% Personal $2,727 46% $3,281 $3,210 $3,215 $3,168 $3,157 2Q21 3Q21 4Q21 1Q22 2Q22 ($ in millions) 18

Pretax Pre - Provision Income (PTPP) • Pretax, pre - provision income (1) was $36.9 million for the second quarter, up 32.7% from the prior quarter and up 33.3% from the same quarter last year. • PTPP over average assets for 2Q22 was 2.14% compared with 1.63% the prior quarter, an increase of 51 bps. (1) Includes $339 thousand and $203 thousand of PPP gains in 3Q21 and 2Q21 respectively $27.7 $30.0 $27.2 $27.8 $36.9 1.72% 1.79% 1.57% 1.63% 2.14% 2Q21 3Q21 4Q21 1Q22 2Q22 Pretax, pre - provision income ($ in millions) PTPP / Average assets 19 (1) (1)

Net Interest Income | Net Interest Margin Net interest income was $59.0 million for the second quarter compared with $51.0 million for the prior quarter; net interest margin for the quarter was 3.55% compared with 3.10% for the prior quarter. $49.6 $50.0 $49.5 $51.0 $59.0 3.19% 3.07% 2.96% 3.10% 3.55% 3.12% 3.00% 2Q21 3Q21 4Q21 1Q22 2Q22 Net Interest Income NIM NIM excluding PPP loans ($ in millions) 3.10% 3.55% 0.32% 0.02% 0.14% 1Q22 Loans Securities & FHLB IB - deposits Sub Debt & Other 2Q22 Balance Decrease Increase (0.03%) 20

Deposits – CD Maturities Net Interest Income Sensitivity 28.1% of the loan portfolio reprices within 1 - 3 months. $168.1 $366.7 $1,619.7 $404.8 $1,595.8 $128.7 $550.9 $247.6 $1,763.9 $300.2 $69.2 $231.0 $290.6 $102.7 $187.9 $495.4 $2,170.6 $652.4 1 - 3 Months 4 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 5 Years >5 Years Fixed ($) Variable ($) Loans – Months to Reset / Maturity ($ . millions) in Fed Funds Rate & Cost of CDs $50.6 $70.0 $209.2 $1.1 $129.1 $187.7 $217.2 $259.8 $199.1 $188.8 $217.2 3Q22 4Q22 1Q23 2Q23 Wholesale ($) Retail ($) (1) Cost of CDs for June 2022 was 0.49% (2) Fed funds rate represents the rate at the end of the quarter ($ in millions) 1.75% 0.59% 0.46% 0.50% 0.39% 0.25% 2Q21 0.25% 3Q21 0.25% 4Q21 0.35% 1Q22 0.39% 2Q22 Fed Funds Rate (2) Cost of CDs (1) 21

$2.9 44% $0.7 10% $0.2 4% $1.3 20% Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance income $1.4 22% All other operating income Noninterest Income ($ in millions) Service Charges and Fees (as of 1Q22) ($ in millions) SBA 7(a) Loan Production and Sales ($ in millions) $42.6 $47.4 $42.6 $26.6 $46.3 $47.9 $36.6 $29.6 12.55% 11.85% 10.98% $67.9 9.85% 7.97% $41.9 2Q21 3Q21 4Q21 SBA Loan Sales SBA Production 1Q22 2Q22 SBA Trade Premium Noninterest income was $9.3 million for the second quarter compared with $8.5 million for the prior quarter primarily due to higher trade finance, other service fees and higher SBA gains. (1) Includes legal settlement of $75 thousand for 2Q21 (2) Includes gain on sale of bank premises of $45 thousand for 3Q21 (3) Includes gain on PPP loans of $339 thousand for 3Q21, and $203 thousand for 2Q21 $5.3 $6.6 $6.1 $6.0 $6.5 $3.5 $5.8 $3.8 $2.5 $2.8 $8.9 $0.1 $12.5 $9.3 $8.5 $9.3 2Q21 3Q21 - $0.6 4Q21 1Q22 2Q22 Gain on sale of SBA loans (3) Gain on sale of bank premises (2) Service charges, fees & other Securities transactions Legal settlement (1) Total noninterest income Noninterest Income Service Charges and Fees (as of 2Q22) 22 (2) ($ in millions) ($ in millions)

Noninterest Expense • Noninterest expense was $31.5 million for the second quarter, down 0.7% from the prior quarter and up 2.2% from the same quarter last year • The efficiency ratio for the second quarter improved to 46.05% from 53.29% for the prior quarter Continued focus on disciplined expense management. ($ in millions) Noninterest expense / Average assets $18.3 $18.8 $18.6 $17.7 $18.8 $4.5 $1.3 $2.9 $5.0 $4.8 $1.4 $3.2 $4.6 $ 30.8 $3.6 $1.4 $2.9 $4.6 $ 31.5 $3.8 $1.2 $3.1 $4.6 $31.6 $3.6 $1.4 $3.2 $4.8 1.91% 1.95% 1.85% 1.86% 1.83% 4Q21 1Q22 2Q22 Occupancy and equipment Professional Fees 2Q21 3Q21 Salaries and employee benefits Data Processing All other expenses Noninterest expense/Average assets $32.5 23 $31.7

ACL Trends Allowance for credit losses was $73.1 million as of June 30, 2022 generating an allowance for credit losses to loans of 1.29% compared with 1.34% at the end of the prior quarter. ($ in millions) $83.4 $76.6 $72.6 $71.5 $73.1 1.73% 1.58% 1.41% 1.34% 1.29% 2Q21 3Q21 4Q21 1Q22 2Q22 Allowance for credit losses ACL to Loans ($3.3) ($7.2) ($1.4) ($16.0) 4Q21 1Q22 2Q22 $1.6 0.08% - 0.07% - 0.76% - 0.01% 0.01% 2Q21 3Q21 Credit loss recovery Credit loss expense Net loan charge - offs (recoveries) to average loans ($ in millions) Allowance for Credit Losses 24 Credit Loss Expense (Recovery)

ACL Analysis by Loan Type ($ in millions) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans CRE $ 45.6 $ 3,829.7 $45.9 $3,771.5 $48.4 $3,701.9 $55.3 $3,528.5 $62.3 $3,452.0 C&I 14.3 766.8 12.9 633.1 12.4 561.8 8.7 516.4 8.1 587.7 Leases 12.7 537.4 12.2 500.1 11.3 487.3 11.8 459.1 12.3 431.6 RRE & Consumer 0.5 521.6 0.5 432.8 0.5 400.5 0.8 354.9 0.7 348.7 Total $ 73.1 $ 5,655.4 $71.5 $5,337.5 $72.6 $5,151.5 $76.6 $4,858.9 $83.4 $4,820.1 Note: Numbers may not add due to rounding 25

$52.0 $0.7 $0.7 $52.7 $21.9 $14.0 $12.1 $11.7 Nonperforming loans OREO ($ in millions) Asset Quality 0.80% 0.32% 0.20% 0.18% 0.17% Nonperforming assets / Total assets $110.1 $121.8 $130.6 $141.0 $95.3 $80.5 $231.9 $213.0 $155.9 $198.4 $133.5 3.52% 3.14% 2.27% 2.94% 1.92% $21.2 $0.7 $13.3 $0.7 $11.4 $0.7 $11.0 $82.4 $60.6 $57.4 $53.0 2Q21 3Q21 4Q21 1Q22 2Q22 2Q21 3Q21 4Q21 1Q22 2Q22 Special Mention Classified ($ in millions) Nonperforming Assets Criticized Loans Criticized loans / Total assets 26

Asset Quality – Nonaccrual Loans Note: Numbers may not add due to rounding (1) Specific allowance for credit losses at December 31, 2021, March 31, 2022, and June 30, 2022 was $2.8 million, $2.2 million, and $2.0 million respectively (2) RRE includes consumer loans $9.1 $6.9 $7.1 $1.7 $9.7 $4.8 $2.5 $10.0 Nonaccrual loans decreased 4% quarter - over - quarter. ($ in millions) $39.6 $9.1 $21.2 $7.0 $11.5 $4.2 $1.2 $6.1 $13.4 (1) $5.1 $1.2 2Q21 1Q22 CRE - Construction/Land 2Q22 Lease (2) RRE 3Q21 4Q21 All other CRE and C&I < $3M CRE - Hospitality 27 (1) $11.0 (1) $3.9 $1.3 $5.8

Capital Management • Tangible book value per share (TBVPS) grew by 3.3% in the last twelve months • 2Q22 TBVPS (1) and TCE/TA (1) ratio were impacted by $21.7 million unrealized after - tax loss recorded in AOCI due to changes in the value of the securities portfolio stemming from increased interest rates during the quarter • The Company exceeds regulatory minimum and the Bank remains well capitalized Consistent track record of prudent capital management. $20.79 $19.27 $19.96 $20.02 $19.91 9.01% 8.98% 9.23% 9.07% 8.74% 2Q21 3Q21 4Q21 1Q22 2Q22 TBVPS TCE/TA 8.00% 6.00% 4.50% 2.50% 2.50% 11.42% 11.07% 2.50% 10.50% 8.50% 7.00% Total Capital Tier 1 Capital CET1 Capital 14.32% Minimum Requirement Capital Conservation Buffer Company (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides Capital Ratios Company 10.00% 8.00% 6.50% 13.70% 12.64% 12.64% Total Capital Tier 1 Capital CET1 Capital Well Capitalized Bank 28 Bank (1) (1)

Strong Company Culture and ESG Commitment We are challenging ourselves to do more and lead the way to achieve our vision of the Company • Seasoned team with deep community ties • Close customer partnerships • Investments in talent and technology Strong Company Culture Commitment to ESG 67% Female ~89% Ethnically Diverse Workforce Workforce to support at - risk youth program $7.5M 354 Hanmi Bank Dream Scholarships awarded 29 Long - term commitment to a Community Reinvestment Act fund

Appendix 30

2Q22 Financial Summary Note: numbers may not foot due to rounding (1) Percentage change calculated from dollars in thousands; change in basis points for profitability metrics (2) Non - GAAP financial measure, refer to the non - GAAP reconciliation slide EPS - Diluted $ 0.82 $ 0.68 $ 0.72 20.6% 13.9% ($ in millions, except EPS) 31 Change (1) June 30, 2022 March 31, 2022 June 30, 2021 Q/Q Y/Y Income Statement Summary Net interest income $ 59.0 $ 51.0 $ 49.6 15.9% 19.1% Noninterest income 9.3 8.5 8.9 9.3% 4.8% Operating revenue 68.3 59.5 58.5 14.9% 16.8% Noninterest expense 31.5 31.7 30.8 - 0.7% 2.2% Credit loss (recovery) expense 1.6 (1.4) (3.3) - 216.1% - 148.0% Pretax income 35.3 29.2 31.0 21.0% 13.8% Income tax expense 10.2 8.5 8.9 20.9% 15.2% Net income $ 25.1 $ 20.7 $ 22.1 21.0% 13.2% Selected balance sheet items Loans receivable $ 5,655 $ 5,338 $ 4,820 6.0% 17.3% Deposits 5,979 5,783 5,630 3.4% 6.2% Total assets 6,956 6,737 6,579 3.2% 5.7% Stockholders' equity $ 618 $ 621 $ 603 - 0.5% 2.5% Profitability Metrics Return on average assets 1.45% 1.22% 1.38% 18.9% 5.1% Return on average equity 14.92% 12.74% 14.91% 17.1% 0.1% TCE/TA (2) 8.74% 9.07% 9.01% - 3.6% - 3.0% Net interest margin 3.55% 3.10% 3.19% 14.5% 11.3% Efficiency ratio 46.05% 53.29% 52.66% - 13.6% - 12.6%

Non - GAAP Reconciliation: Tangible Common Equity to Tangible Asset Ratio 32 (1) There were no preferred shares outstanding at the periods indicated June 30, March 31, December 31, September 30, June 30, Hanmi Financial Corporation 2022 2022 2021 2021 2021 Assets $ 6,955,968 $ 6,737,052 $ 6,858,587 $ 6,776,533 $ 6,578,856 Less goodwill and other intangible assets (11,310) (11,353) (11,395) (11,450) (11,504) Tangible assets $ 6,944,658 $ 6,725,699 $ 6,847,192 $ 6,765,083 $ 6,567,352 Stockholders' equity (1) $ 618,296 $ 621,452 $ 643,417 $ 619,055 $ 602,977 Less goodwill and other intangible assets (11,310) (11,353) (11,395) (11,450) (11,504) Tangible stockholders' equity (1) $ 606,986 $ 610,099 $ 632,022 $ 607,605 $ 591,473 Stockholders' equity to assets 8.89% 9.22% 9.38% 9.14% 9.17% Tangible common equity to tangible assets (1) 8.74% 9.07% 9.23% 8.98% 9.01% Common shares outstanding 30,482,990 30,468,458 30,407,261 30,441,601 30,697,652 Tangible common equity per common share $ 19.91 $ 20.02 $ 20.79 $ 19.96 $ 19.27

Non - GAAP Reconciliation – PPP (FY 2021) (1) Net interest income (as applicable) divided by average interest - earning assets (as applicable), annualized (2) Noninterest expense (as applicable) divided by the sum of net interest income and noninterest income (as applicable) In response to the COVID - 19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was adopted, which included authorization for the U.S. Small Business Administration (the “SBA”) to introduce a new program, entitled the “Paycheck Protection Program,” which provides loans for eligible businesses through the SBA’s 7(a) loan guaranty program. These loans are fully guaranteed and available for loan forgiveness of up to the full principal amount so long as certain employee and compensation levels of the business are maintained and the proceeds of the loan are used as required under the program. The Paycheck Protection Program (“PPP”) and loan forgiveness provide economic relief to small businesses nationwide adversely impacted under the COVID - 19 pandemic. Hanmi participated in this program and the financial information for the 2021 fourth quarter reflects this participation. This table shows financial information excluding the effect of the origination of the PPP loans, including the corresponding interest income earned and non - interest expense incurred on such loans, which constitutes a non - GAAP measure. Management believes the presentation of certain financial measures excluding the effect of PPP loans provides useful supplemental information that is essential to a proper understanding of the financial condition and results of operations of Hanmi. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non - GAAP financial measures that may be used by other companies. ($ in thousands, except share and per share data) For the Twelve Months Ended December 31, 2021 Net Interest Margin Net interest income $ 195,050 Less PPP loan interest income (5,593) Net interest income adjusted for PPP loans $ 189,057 Average interest - earning assets $ 6,340,769 Less average PPP loans (142,646) Average interest - earning assets adjusted for PPP loans $ 6,198,123 NIM (1) 3.08% NIM adjusted for PPP loans (1) 3.05% Efficiency Ratio Noninterest expense $ 124,455 Add back PPP deferred origination costs 1,403 Noninterest expense adjusted for PPP loans $ 125,858 Net interest income plus noninterest income $ 235,546 Less net gain on sales of securities (2,498) Net interest income plus noninterest income adjusted for securities gains $ 233,048 Efficiency ratio (2) 52.84% Efficiency ratio adjusted for PPP loans and securities gains (2) 54.01% 33

Non-GAAP Reconciliation – PPP (4Q21)

($ in thousands, except share and per share data)

Tangible Common Equity to Tangible Assets		As of December 31, 2021
Tangible assets	$	6,847,192
Less first and second draw PPP loans		(2,976)
Tangible assets adjusted for PPP loans	$	6,844,216
Tangible stockholders' equity (1)	$	632,022
TCE / TA Ratio(1)		9.23%
TCE / TA Ratio adjusted for PPP loans(1)		9.23%

Allowance for Credit Losses to Loans Receivable		As of December 31, 2021
Allowance for credit losses	$	72,557
Loans receivable	$	5,151,541
Less first draw PPP loans		(2,976)
Loans receivable adjusted for PPP loans	$	5,148,565
ACL / Loans Receivable		1.41%
ACL / Loans Receivable adjusted for PPP loans		1.41%

Net Interest Margin		Three Months Ended December 31, 2021
Net interest income	$	49,496
Less PPP loan interest income		(100)
Net interest income adjusted for PPP loans	$	49,396
Average interest-earning assets	$	6,630,386
Less average PPP loans		(5,883)
Average interest-earning assets adjusted for PPP loans	$	6,624,503
NIM(2)		2.96%
NIM adjusted for PPP loans (2)		2.96%

Efficiency Ratio		Three Months Ended December 31, 2021
Noninterest expense	$	31,636
Add back PPP deferred origination costs		-
Noninterest expense adjusted for PPP loans	$	31,636
Net interest income plus noninterest income	$	58,791
Plus securities losses		598
Net interest income plus noninterest income adjusted for securities losses	$	59,389
Efficiency ratio (3)		53.81%
Efficiency ratio adjusted for PPP loans and securities losses (3)		53.27%

(1) There were no preferred shares outstanding at December 31, 2021
(2) Net interest income (as applicable) divided by average interest-earning assets (as applicable), annualized
(3) Noninterest expense (as applicable) divided by the sum of net interest income and noninterest income (as applicable)

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") was adopted, which included authorization for the U.S. Small Business Administration (the "SBA") to introduce a new program, entitled the "Paycheck Protection Program," which provides loans for eligible businesses through the SBA's 7(a) loan guaranty program. These loans are fully guaranteed and available for loan forgiveness of up to the full principal amount so long as certain employee and compensation levels of the business are maintained and the proceeds of the loan are used as required under the program. The Paycheck Protection Program ("PPP") and loan forgiveness provide economic relief to small businesses nationwide adversely impacted under the COVID-19 pandemic.

Hanmi participated in this program and the financial information for the 2021 fourth quarter reflects this participation. This table shows financial information excluding the effect of the origination of the PPP loans, including the corresponding interest income earned and non-interest expense incurred on such loans, which constitutes a non-GAAP measure. Management believes the presentation of certain financial measures excluding the effect of PPP loans provides useful supplemental information that is essential to a proper understanding of the financial condition and results of operations of Hanmi. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures that may be used by other companies.

Hanmi Financial Corporation 34

Non-GAAP Reconciliation – PPP (3Q21)

($ in thousands, except share and per share data)

		As of September 30, 2021
Tangible Common Equity to Tangible Assets		
Tangible assets	$	6,765,083
Less first and second draw PPP loans		(21,895)
Tangible assets adjusted for PPP loans	$	6,743,188
Tangible stockholders' equity (1)	$	607,605
TCE / TA Ratio(1)		**8.98%**
TCE / TA Ratio adjusted for PPP loans(1)		**9.01%**
Allowance for Credit Losses to Loans Receivable		
Allowance for credit losses	$	76,613
Loans receivable	$	4,858,865
Less first draw PPP loans		(21,895)
Loans receivable adjusted for PPP loans	$	4,836,970
ACL / Loans Receivable		**1.58%**
ACL / Loans Receivable adjusted for PPP loans		**1.58%**

		Three Months Ended September 30, 2021
Net Interest Margin		
Net interest income	$	49,980
Less PPP loan interest income		(1,564)
Net interest income adjusted for PPP loans	$	48,416
Average interest-earning assets	$	6,452,604
Less average PPP loans		(55,831)
Average interest-earning assets adjusted for PPP loans	$	6,396,773
NIM(2)		**3.07%**
NIM adjusted for PPP loans (2)		**3.00%**
Efficiency Ratio		
Noninterest expense	$	32,502
Add back PPP deferred origination costs		-
Noninterest expense adjusted for PPP loans	$	32,502
Net interest income plus noninterest income	$	62,489
Less securities and PPP gains		(339)
Net interest income plus noninterest income adjusted for securities and PPP gains	$	62,150
Efficiency ratio (3)		**52.01%**
Efficiency ratio adjusted for PPP loans and securities gains (3)		**52.30%**

(1) There were no preferred shares outstanding at September 30, 2021
(2) Net interest income (as applicable) divided by average interest-earning assets (as applicable), annualized
(3) Noninterest expense (as applicable) divided by the sum of net interest income and noninterest income (as applicable)

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") was adopted, which included authorization for the U.S. Small Business Administration (the "SBA") to introduce a new program, entitled the "Paycheck Protection Program," which provides loans for eligible businesses through the SBA's 7(a) loan guaranty program. These loans are fully guaranteed and available for loan forgiveness of up to the full principal amount so long as certain employee and compensation levels of the business are maintained and the proceeds of the loan are used as required under the program. The Paycheck Protection Program ("PPP") and loan forgiveness provide economic relief to small businesses nationwide adversely impacted under the COVID-19 pandemic.

Hanmi participated in this program and the financial information for the 2021 third quarter reflects this participation. This table shows financial information excluding the effect of the origination of the PPP loans, including the corresponding interest income earned and non-interest expense incurred on such loans, which constitutes a non-GAAP measure. Management believes the presentation of certain financial measures excluding the effect of PPP loans provides useful supplemental information that is essential to a proper understanding of the financial condition and results of operations of Hanmi. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures that may be used by other companies.

Hanmi Financial Corporation

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Non-GAAP Reconciliation – PPP (2Q21)

($ in thousands, except share and per share data)

		As of June 30, 2021
Tangible Common Equity to Tangible Assets		
Tangible assets	$	6,567,352
Less first and second draw PPP loans		(158,134)
Tangible assets adjusted for PPP loans	$	6,409,218
Tangible stockholders' equity [1]	$	591,473
TCE / TA Ratio [1]		**9.01%**
TCE / TA Ratio adjusted for PPP loans [1]		**9.23%**
Allowance for Credit Losses to Loans Receivable		
Allowance for credit losses	$	83,372
Loans receivable	$	4,820,092
Less first draw PPP loans		(144,077)
Loans receivable adjusted for PPP loans	$	4,676,015
ACL / Loans Receivable		**1.73%**
ACL / Loans Receivable adjusted for PPP loans		**1.78%**

		Three Months Ended June 30, 2021
Net Interest Margin		
Net interest income	$	49,572
Less PPP loan interest income		(2,680)
Net interest income adjusted for PPP loans	$	46,892
Average interest-earning assets		6,242,421
Less average PPP loans		(220,965)
Average interest-earning assets adjusted for PPP loans	$	6,021,456
NIM [2]		**3.19%**
NIM adjusted for PPP loans [2]		**3.12%**
Efficiency Ratio		
Noninterest expense	$	30,783
Add back PPP deferred origination costs		13
Noninterest expense adjusted for PPP loans	$	30,796
Net interest income plus noninterest income	$	58,458
Less securities and PPP gains		(203)
Net interest income plus noninterest income adjusted for securities and PPP gains	$	58,255
Efficiency ratio [3]		**52.66%**
Efficiency ratio adjusted for PPP loans and securities gains [3]		**52.86%**

(1) There were no preferred shares outstanding at June 30, 2021
(2) Net interest income (as applicable) divided by average interest-earning assets (as applicable), annualized
(3) Noninterest expense (as applicable) divided by the sum of net interest income and noninterest income (as applicable)

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") was adopted, which included authorization for the U.S. Small Business Administration (the "SBA") to introduce a new program, entitled the "Paycheck Protection Program," which provides loans for eligible businesses through the SBA's 7(a) loan guaranty program. These loans are fully guaranteed and available for loan forgiveness of up to the full principal amount so long as certain employee and compensation levels of the business are maintained and the proceeds of the loan are used as required under the program. The Paycheck Protection Program ("PPP") and loan forgiveness provide economic relief to small businesses nationwide adversely impacted under the COVID-19 pandemic.

Hanmi participated in this program and the financial information for the 2021 second quarter reflects this participation. This table shows financial information excluding the effect of the origination of the PPP loans, including the corresponding interest income earned and non-interest expense incurred on such loans, which constitutes a non-GAAP measure. Management believes the presentation of certain financial measures excluding the effect of PPP loans provides useful supplemental information that is essential to a proper understanding of the financial condition and results of operations of Hanmi. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial measures that may be used by other companies.

Hanmi Financial Corporation

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